SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 25, 1997

                  Life Financial Home Loan Owner Trust 1997-2
             (Exact name of registrant as specified in its Charter)

Commission File No.:  333-26051

Delaware                           333-26051               52-6880814
(State or other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                  File Number)            Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                        21044
Address of principal executive offices                                (Zip Code)


Registrant's Telephone Number, including area code: (410) 884-2000

ITEM 5.  Other Events

On November 25, 1997 a distribution was made to holders of Life Financial Home Loan Owner Trust 1997-2

ITEM 7.  Financial Statements and Exhibits
         (c)  Exhibits

              Item 601(a) of
              Regulation S-K
              Exhibit Number

              99.1 - Monthly report distributed to holders of Life Financial
                     Home Loan Owner Trust 1997-2, relating to the
                     November 25, 1997 distribution



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   Life Financial Home Loan Owner Trust 1997-2
                                  (Registrant)

                        By: Norwest Bank Minnesota, N.A.
                            as Indenture Trustee
                        By: /s/ Sherri J. Sharps
                     Title: Vice President
                      Date: December 9, 1997

                                INDEX TO EXHIBITS


Exhibit Number                       Description

EX-99.1      Monthly report distributed to holders of Life Financial Home Loan
               Owner Trust 1997-2 relating to the November 25, 1997 distribution